================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      FEBRUARY 28, 2005 (FEBRUARY 22, 2005)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

                TEXAS               333-100125                 71-0897614
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1620 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 24, 2004, Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant") entered into an assignment from Harvard Property Trust, LLC, an entity affiliated with the Registrant's general partners, of a contract to purchase the Lakeway Inn Conference Resort (the "Lakeway Inn"). On February 22, 2005, the Registrant assigned its contract to purchase the Lakeway Inn to Behringer Harvard Lakeway LP, a Texas limited partnership wholly-owned by Behringer Harvard Strategic Opportunity Fund I LP, an entity affiliated with the Registrant's sponsor, Behringer Harvard Holdings, LLC. In connection with this assignment to Behringer Harvard Lakeway LP, the Registrant was reimbursed for the costs it had incurred under the previous assignment from Harvard Property Trust, LLC, including the $1,500,000 in earnest money deposits previously paid by the Registrant, with interest.

        The Registrant's general partners have declined to proceed with the acquisition of the Lakeway Inn and the Registrant has made this assignment to Behringer Harvard Lakeway LP in light of the significant operating and redevelopment risk and the expense of redevelopment which would be required in connection with this property. The Registrant has recently acquired another significant hotel/condo redevelopment project in Dallas, Texas, known as the Mockingbird Commons. The Registrant's general partners determined that it would be inappropriate for the Registrant to commit to the costs and risks of two such large development projects.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (C)     EXHIBITS.

                The following exhibits are filed herewith in accordance with
Item 601 of Regulation S-K:

                99.1 Assignment of Purchase and Sale Agreement and Escrow Instructions by Behringer Harvard Short-Term Opportunity Fund I LP to Behringer Harvard Lakeway LP on February 22, 2005.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                        FUND I LP

                                By:     Behringer Harvard Advisors II LP
                                        Co-General Partner





Dated:  February 28, 2005       By:     /s/ Gary S. Bresky
                                        ----------------------------------------
                                        Gary S. Bresky
                                        Chief Financial Officer and Treasurer


                                        3